Exhibit 31.1

CERTIFICATIONS

I, Douglas J. Glader, certify that:

1.   I  have  reviewed  this  quarterly  report  on  Form 10-QSB of Procera  Networks,  Inc.;

2.  Based  on  my  knowledge,  this  report  does  not  contain any untrue statement  of  a  material  fact  or  omit  to  state  a material fact necessary  to  make the statements made, in light of the circumstances under  which such statements were made, not misleading with respect to the  period  covered  by  this  report;

3.   Based  on  my knowledge, the financial statements, and other financial information  included  in  this report, fairly present in all material respects the financial condition, results of operations and cash flows of  the  registrant  as  of,  and  for,  the periods presented in this report;

4.  The registrant's other certifying officer(s) and I are responsible for establishing  and  maintaining  disclosure controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the registrant  and  have:

a.   Designed  such disclosure controls and procedures, or caused such disclosure  controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known  to us by others within those entities, particularly during the period in which this report is being prepared;

b.   Evaluated the effectiveness of the registrant's  disclosure controls   and  procedures  and  presented  in  this  report  our conclusions  about  the  effectiveness of the disclosure controls and  procedures, as of the end of the period covered by this report based on such evaluation and

c.   Disclosed in this report any change in the registrant's internal  control  over  financial reporting that occurred during the  registrant's  most  recent  fiscal quarter (the registrant's fourth  fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal  control  over  financial reporting; and

5.   The  registrant's  other  certifying  officer(s) and I have disclosed, based on our most recent  evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons performing the equivalent functions):

a.    All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which  are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information;  and

b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: August 15, 2007

/s/ Douglas J. Glader

Douglas J. Glader
Chief Executive Officer